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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            -------------------


                                  FORM 8-K
                          CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                               -------------




    Date of Report (Date of Earliest Event Reported):  February 13, 1997


                   CHANCELLOR RADIO BROADCASTING COMPANY
---------------------------------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)


                                  DELAWARE
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               (State or Other Jurisdiction of Incorporation)


           33-80534                                    75-2544623
------------------------------               ------------------------------
   (Commission File Number)                         (I.R.S. Employer
                                                   Identification No.)


        12655 North Central Expressway
           Suite 405, Dallas, Texas                            75243
---------------------------------------------          --------------------
   (Address of Principal Executive Offices)                 (Zip Code)


                               (972) 239-6220
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            (Registrant's Telephone Number, Including Area Code)


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     ITEM 5.   OTHER EVENTS.


     PURCHASE OF RADIO STATIONS FROM OMNIAMERICA GROUP
     -------------------------------------------------

          On February 13, 1997, Chancellor Radio Broadcasting Company, a Delaware corporation ("Chancellor Radio Broadcasting Company"), and its parent corporation Chancellor Broadcasting Company, a Delaware corporation ("Chancellor Broadcasting Company," and, together with its subsidiaries, the "Company"), completed the previously announced acquisition of one AM radio station and seven FM radio stations (the "Omni Stations") from OmniAmerica Group. The aggregate purchase price for the Omni Stations, based upon an appraisal of the assets purchased, was $163 million in cash and 555,556 shares of Chancellor Broadcasting Company's Class A Common Stock, par value $.01 per share. The cash portion of the purchase price was funded with proceeds from Chancellor Radio Broadcasting Company's $345 million credit facility. The Company plans to operate three of the eight Omni Stations (all located in Orlando, Florida) and to divest the other five Omni Stations pursuant to existing asset swap agreements.


     MERGER WITH EVERGREEN MEDIA CORPORATION
     ---------------------------------------

          On February 18, 1997, the Company announced that it had reached an agreement in principle to merge with Evergreen Media Corporation, a Delaware corporation ("Evergreen").

          On February 19, 1997, Chancellor Broadcasting Company and Chancellor Radio Broadcasting Company entered into a definitive Agreement and Plan of Merger (the "Merger Agreement") with Evergreen. Pursuant to the terms of the Merger Agreement, the Company will be merged with and into Evergreen, with Evergreen remaining as the surviving corporation. Upon the consummation of the Merger (the "Effective Time"), the surviving corporation will be renamed Chancellor Media Corporation (as such, the "Surviving Corporation"). At the Effective Time, (i) each share of Chancellor Broadcasting Company's Class A Common Stock, par value $.01 per share, and Class B Common Stock, par value $.01 per share, will be converted into 0.9091 shares of common stock of the Surviving Corporation, (ii) each share of Evergreen's Class A Common Stock, par value $.01 per share, and Class B Common Stock, par value $.01 per share, will be converted into one share of common stock of the Surviving Corporation, (iii) each share of Chancellor Broadcasting Company's 7% Convertible Preferred Stock, par value $.01 per share, will be converted into one share of preferred stock of the Surviving Corporation with substantially identical powers, preferences and relative rights, (iv) each share of Chancellor Radio Broadcasting Company's 12.25% Series A




























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     Senior Cumulative Exchangeable Preferred Stock, par value $.01 per share, will be converted into one share of preferred stock of the Surviving Corporation with substantially identical powers, preferences and relative rights, and (v) each share of Chancellor Radio Broadcasting Company's 12% Exchangeable Preferred Stock, par value $.01 per share, will be converted into one share of preferred stock of the Surviving Corporation with substantially identical powers, preferences and relative rights. All shares of Common Stock of the Surviving Corporation will be entitled to one vote per share on all matters upon which holders of such stock are entitled to vote. Additionally, at the Effective Time, all indebtedness of the Company will either be assumed or refinanced by the Surviving Corporation.

          The Merger Agreement provides that, at the Effective Time, the board of directors of the Surviving Corporation will consist of three classes of directors. Class I directors will hold their respective office from the Effective Time until the 1998 annual meeting of the Surviving Corporation. Class II directors will hold their respective office from the Effective Time until the 1999 annual meeting of the Surviving Corporation. Class III directors will hold their respective office from the Effective Time until the 2000 annual meeting of the Surviving Corporation. The Merger Agreement provides that, at the Effective Time, the board of directors of the Surviving Corporation will consist of the following individuals: (a) Class I -- Eric C. Neumann, Perry J. Lewis and Matrice Ellis-Kirk; (b) Class II -- Lawrence D. Stuart, Jr., Steven Dinetz, Jeffrey A. Marcus and James E. de Castro; and (c) Class III -- Thomas O. Hicks, Scott K. Ginsburg, John H. Massey and Thomas J. Hodson. Subsequent to the execution of the Merger Agreement, Ms. Ellis-Kirk resigned from the Company's board of directors and it is expected that the Company will identify another nominee to fill the seat Ms. Ellis-Kirk would have held on the board of directors of the Surviving Corporation.

          Pursuant to the Merger Agreement, at the Effective Time, the following individuals will become officers of the Surviving
     Corporation: (a) Chairman of the Board -- Thomas O. Hicks; (b) President and Chief Executive Officer -- Scott K. Ginsburg; (c) Co-Chief Operating Officers -- Steven Dinetz and James E. de Castro; and
     (d) Chief Financial Officer -- Matthew E. Devine. Other officers of the Surviving Corporation will be determined by the Company and Evergreen prior to the Effective Time.

          Consummation of the Merger Agreement is subject to (i) consent of the Federal Communications Commission ("FCC"), (ii) expiration or early termination of the waiting period required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"),
     (iii) approval of the common shareholders of Chancellor Broadcasting Company, (iv) approval of the common shareholders of Evergreen, and
     (v) other closing


























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     conditions, each as more fully described in the Merger Agreement.










































































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     In order to obtain the consent of the FCC, it will be necessary for the Surviving Corporation to divest or commit to divest certain stations in the Chicago, Detroit, Washington D.C. and San Francisco markets in order to comply with limits set by the FCC's multiple ownership rules. No assurance can be given that the Merger Agreement will be consummated. Subject to such conditions, the Company anticipates that the Merger Agreement will be consummated in the third quarter of 1997.

          On February 19, 1997, Thomas O. Hicks and certain individuals and entities affiliated with Thomas O. Hicks (the "Hicks Stockholders") and Scott K. Ginsburg entered into a Stockholders Agreement (the "Stockholders Agreement") with Chancellor Broadcasting Company and Evergreen. Pursuant to the Stockholders Agreement, the Hicks Stockholders and Mr. Ginsburg agreed, among other things, to vote all shares of capital stock of Chancellor Broadcasting Company and Evergreen held by such parties at any meeting of the stockholders of the respective companies in favor of transactions contemplated by the Merger Agreement. The Hicks Stockholders control approximately 90% of the voting power of the outstanding common stock of Chancellor Broadcasting Company. Mr. Ginsburg controls approximately 44 % of the voting power of the outstanding common stock of Evergreen.


     JOINT PURCHASE OF VIACOM INTERNATIONAL, INC.'S RADIO STATION PORTFOLIO
     ----------------------------------------------------------------------

          On February 16, 1997, Evergreen Media Corporation of Los Angeles, a Delaware corporation ("EMCLA"), a direct, wholly-owned subsidiary of Evergreen, entered into a Stock Purchase Agreement (the "Viacom Stock Purchase Agreement") with Viacom International, Inc. ("Viacom").
     Under the Viacom Stock Purchase Agreement, EMCLA agreed to acquire from Viacom all of the issued and outstanding capital stock of WAXQ Inc., Riverside Broadcasting Co., Inc., KYSR Inc., KIBB Inc., WMZQ Inc., Viacom Broadcasting East Inc., WLIT Inc., and WDRQ Inc. (each, a subsidiary of Viacom, and referred to collectively as the "Viacom Subsidiaries") for an aggregate purchase price of $1.075 billion, subject to certain adjustments as set forth in the Viacom Stock Purchase Agreement. The Viacom Subsidiaries own and operate (or will own and operate at the consummation of the Viacom Stock Purchase Agreement) the assets involved in the operation of the following radio broadcast stations: (i) WAXQ(FM), New York, New York; (ii) WLTW(FM), New York, New York; (iii) KYSR(FM), Los Angeles, California; (iv) KIBB(FM), Los Angeles, California; (v) WMZQ-FM, Washington, D.C.; (vi) WZHF(AM), Arlington, Virginia; (vii) WJZW(FM), Woodbridge, Virginia;
     (viii) WBZS(AM), Alexandria, Virginia; (ix) WLIT(FM), Chicago, Illinois; and (x) WDRQ(FM), Detroit, Michigan.

          Consummation of the Viacom Stock Purchase Agreement is subject to
     (i) consent of FCC, (ii) expiration or early termination of the waiting period required under the HSR Act and


























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     (iii) other closing conditions, each as more fully described in the
     Viacom Stock Purchase Agreement. No assurance can be given that the Viacom Stock Purchase Agreement will be consummated. Subject to such conditions, Evergreen anticipates that the Viacom Stock Purchase Agreement will be consummated in the second quarter of 1997.

          If the Merger Agreement is not consummated before the Viacom Stock Purchase Agreement, certain aspects of the consummation of the Viacom Stock Purchase Agreement will be governed by the Joint Purchase Agreement (the "Joint Purchase Agreement") dated February 19, 1997, among Evergreen, EMCLA, Chancellor Broadcasting Company and Chancellor Radio Broadcasting Company. Pursuant to the Joint Purchase Agreement, each of Chancellor Broadcasting Company and Evergreen will divide equally certain costs due under the Viacom Stock Purchase Agreement, including those amounts owed as deposits. On February 19, 1997, each of Evergreen and Chancellor broadcasting paid $53.75 million to Viacom to satisfy the obligation of Evergreen under the Viacom Stock Purchase Agreement to pay a non-refundable (except under limited circumstances) deposit of 10% of the purchase price. If the consummation of the Viacom Stock Purchase Agreement occurs prior to the consummation of the Merger Agreement, (i) EMCLA will be required to purchase the Viacom Subsidiaries that own and operate radio stations WAXQ(FM), New York, New York, WlTW(FM), New York, New York, WMZQ-FM, Washington, D.C., WZHF(AM), Arlington, Virginia, WJZW(FM), Woodbridge, Virginia and WBZS(AM), Alexandria, Virginia, for an aggregate purchase price of approximately $595 million and (ii) Chancellor Radio Broadcasting Company will be required to purchase the Viacom Subsidiaries that own and operate radio stations KYSR(FM), Los Angeles, California, KIBB(FM), Los Angeles, California, WLIT(FM), Chicago, Illinois and WDRQ(FM), Detroit, Michigan for an aggregate purchase price of approximately $480 million. If the Viacom Stock Purchase Agreement is consummated after the consummation of the Merger Agreement, the Surviving Corporation will be required to purchase all of the Viacom Subsidiaries, subject to the FCC's multiple ownership limitations as described above.

          The Company anticipates that the Joint Purchase Agreement and the Merger Agreement will be financed through additional bank borrowings or additional public or private debt or equity financing.




































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     ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
     EXHIBITS


     (c)  Exhibits

          2.1 Agreement and Plan of Merger dated as of February 19, 1997 among Chancellor Broadcasting Company, Chancellor Radio Broadcasting Company and Evergreen Media Corporation.(1)

          2.2 Stockholders agreement dated February 19, 1997 among Chancellor Broadcasting Company, Evergreen Media Corporation, Scott K. Ginsburg (individually and as custodian for certain shares held by his children), and HM2/Chancellor, L.P., Hicks, Muse, Tate & Furst Equity Fund II, L.P., HM2/HMW, L.P., the Chancellor Business Trust, HM2/HMD Sacramento GP, L.P., Hicks, Muse GP Partners, L.P., Thomas O. Hicks, as trustee of the William Cree Hicks 1992 Irrevocable Trust, Thomas O. Hicks, as trustee of the Catherine Forgrave Hicks 1993 Irrevocable Trust, Thomas O. Hicks, as trustee of the John Alexander Hicks 1984 Trust, Thomas O. Hicks, as trustee of the Mack Hardin Hicks 1984 Trust, Thomas O. Hicks, as trustee of the Thomas O. Hicks, Jr. 1984 Trust, Thomas O. Hicks and H. Rand Reynolds, as trustees for the Muse Children's GS Trust, and Thomas O. Hicks.(2)

          2.3 Joint Purchase Agreement dated the 19th day of February, 1997, by and between Chancellor Radio Broadcasting Company, Evergreen Media Corporation of Los Angeles and Evergreen Media Corporation.(3)

          2.4 Stock Purchase Agreement dated as of February 16, 1997 between Viacom International Inc. and Evergreen Media Corporations of Los Angeles.(4)
            _________________

          (1) Previously filed as Exhibit 99(a) to the Schedule 13D filed on March 3, 1997 on behalf of Chancellor Broadcasting Company, Thomas O. Hicks and Lawrence D. Stuart, Jr. with respect to the Class A Common Stock, par value $.01 per share, of Evergreen Media Corporation and incorporated herein by reference.
          (2) Previously filed as Exhibit 99(b) to the Schedule 13D filed on March 3, 1997 on behalf of Chancellor Broadcasting Company, Thomas O. Hicks and Lawrence D. Stuart, Jr. with respect to the Class A Common Stock, par value $.01 per share, of Evergreen Media Corporation and incorporated herein by reference.
          (3) Previously filed as Exhibit 2.3 to Chancellor Broadcasting Company's Current Report on Form 8-K dated February 13, 1997.
























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          (4)  Previously filed as Exhibit 2.4 to Chancellor Broadcasting
               Company's Current Report on Form 8-K dated February 13,
               1997.








































































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          Pursuant to the requirements of the Securities Exchange Act of
     1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CHANCELLOR RADIO BROADCASTING COMPANY


     Date:  February 28, 1997      By:  /s/ JACQUES D. KERREST
                                      -------------------------------------
                                        Jacques D. Kerrest,
                                        Senior Vice President and
                                        Chief Financial Officer































































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                                INDEX TO EXHIBITS

     EXHIBIT
     NUMBER                        DESCRIPTION
     ------                        -----------

          2.1 Agreement and Plan of Merger dated as of February 19, 1997 among Chancellor Broadcasting Company, Chancellor Radio Broadcasting Company and Evergreen Media Corporation.(1)

          2.2 Stockholders agreement dated February 19, 1997 among Chancellor Broadcasting Company, Evergreen Media Corporation, Scott K. Ginsburg (individually and as custodian for certain shares held by his children), and HM2/Chancellor, L.P., Hicks, Muse, Tate & Furst Equity Fund II, L.P., HM2/HMW, L.P., the Chancellor Business Trust, HM2/HMD Sacramento GP, L.P., Hicks, Muse GP Partners, L.P., Thomas O. Hicks, as trustee of the William Cree Hicks 1992 Irrevocable Trust, Thomas O. Hicks, as trustee of the Catherine Forgrave Hicks 1993 Irrevocable Trust, Thomas O. Hicks, as trustee of the John Alexander Hicks 1984 Trust, Thomas O. Hicks, as trustee of the Mack Hardin Hicks 1984 Trust, Thomas O. Hicks, as trustee of the Thomas O. Hicks, Jr. 1984 Trust, Thomas O. Hicks and H. Rand Reynolds, as trustees for the Muse Children's GS Trust, and Thomas O. Hicks.(2)

          2.3 Joint Purchase Agreement dated the 19th day of February, 1997, by and between Chancellor Broadcasting Company, Chancellor Radio Broadcasting Company, Evergreen Media Corporation of Los Angeles and Evergreen Media
               Corporation.(3)

          2.4 Stock Purchase Agreement dated as of February 16, 1997 between Viacom International Inc. and Evergreen Media Corporation of Los Angeles.(4)
          ________________

          (1) Previously filed as Exhibit 99(a) to the Schedule 13D filed on March 3, 1997 on behalf of Chancellor Broadcasting Company, Thomas O. Hicks and Lawrence D. Stuart, Jr. with respect to the Class A Common Stock, par value $.01 per share, of Evergreen Media Corporation and incorporated herein by reference.
          (2) Previously filed as Exhibit 99(b) to the Schedule 13D filed on March 3, 1997 on behalf of Chancellor Broadcasting Company, Thomas O. Hicks and Lawrence D. Stuart, Jr. with respect to the Class A Common Stock, par value $.01 per share, of Evergreen Media Corporation and incorporated herein by reference.
          (3) Previously filed as Exhibit 2.3 to Chancellor Broadcasting Company's Current Report on Form 8-K dated February 13, 1997.
























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          (4)  Previously filed as Exhibit 2.4 to Chancellor Broadcasting
               Company's Current Report on Form 8-K dated February 13,
               1997.








































































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